Ticker Symbol BCSIX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

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Brown Capital Management

Small Company Fund

A series of
The Nottingham Investment Trust II

INSTITUTIONAL CLASS SHARES

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SUMMARY PROSPECTUS
July 29, 2010

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/39.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.21%

       Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1466

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.01% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests at least 80% of its assets in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, (“small companies”).  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to build a portfolio of exceptional small companies with the wherewithal to become exceptional large companies.

The Advisor believes that:

•	a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
•	an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

•	contains elements of traditional dividend discount and earnings yield models;
•	establishes relative valuation for equity and fixed income markets; and
•	determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

•	sustainable revenue growth;
•	adequate resources to establish and defend a viable product or service market, and market share;
•	sufficient profitability to support long term growth; and
•	management skills and resources necessary to plan and execute a long-term growth plan.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Small Companies Risk:  Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies.  Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of two broad-based securities market indexes.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/39.htm.
Quarterly Returns During This Time Period
Highest return for a quarter	39.72%	Quarter ended December 31, 2001
Lowest return for a quarter	-26.95%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	-6.50%	Quarter ended June 30, 2010

Average Annual Total Returns Periods Ended December 31, 2009	Past 1 Year	Past 5 Years	Past 10 Years
Small Company Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	45.57% 45.57% 29.62%	8.36% 7.68% 7.19%	5.16% 4.68% 4.41%
Russell 2000® Index	27.17%	0.51%	3.51%
Russell 2000® Growth Index	34.47%	0.87%	-1.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, Inc. is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Keith A. Lee (Managing Director and Senior Portfolio Manager of the Advisor), Robert E. Hall (Managing Director and Senior Portfolio Manager of the Advisor), Kempton Ingersoll (Managing Director and Senior Portfolio Manager of the Advisor), and Amy Zhang (Managing Director and Senior Portfolio Manager of the Advisor).  Mr. Lee and Mr. Hall have each served as portfolio manager for the Fund since its inception in 1992, Mr. Ingersoll has served as portfolio manager since 2000, and Ms. Zhang has served as portfolio manager since 2002.

Purchase and Sale of Fund Shares.  The Fund’s minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Funds, Brown Capital Management Small Company Fund, Institutional Shares, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing though a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI